EXHIBIT 1.2


                                                       [L&W DRAFT DATED 1/10/95]


                       PETROLEUM HEAT AND POWER CO., INC.

                    3,000,000 Shares of Class A Common Stock

                             UNDERWRITING AGREEMENT



                                                                __________, 1995


DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION
BEAR, STEARNS & CO. INC.
PAINEWEBBER INCORPORATED
c/o  Donaldson, Lufkin & Jenrette
             Securities Corporation
     140 Broadway
     New York, New York  10005

Ladies and Gentlemen:

    Petroleum Heat and Power Co., Inc., a Minnesota corporation (the "Company"), proposes to issue and sell to the several underwriters listed on Schedule A hereto (collectively, the "Underwriters") an aggregate of 2,500,000 shares of Class A Common Stock, $0.10 par value per share, of the Company (the "Company Shares"). In addition, certain individuals listed on Schedule B hereto (the "Selling Stockholders") propose to sell to the Underwriters an additional 500,000 shares of Class A Common Stock of the Company (the "Stockholder Shares"). The Company also proposes to issue and sell to the Underwriters not more than an additional 450,000 shares of its Class A Common Stock (the "Additional Shares"), if requested by the Underwriters as provided in Section 2 hereof. Donaldson, Lufkin & Jenrette Securities Corporation, Bear, Stearns & Co. Inc. and PaineWebber Incorporated shall act as representatives (the "Representatives") of the several Underwriters. The Company and the Selling Stockholders are sometimes herein referred to collectively as the "Sellers."
The Company Shares, the Stockholder Shares and the Additional Shares are sometimes herein referred to collectively as the "Securities."

    1.  Registration Statement and Prospectus.  The Company has prepared and
        -------------------------------------
filed with the Securities and Exchange Commission (the "Commission"), in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-2 (No. 33-57059), including a prelim-inary prospectus, subject to completion, relating to the Securities. The registration statement, as amended at the time it becomes effective or, if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, including, in each case, all documents incorporated by reference therein, all financial statements and exhibits thereto, and the information (if any) contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be a part of the registration statement at the time of its effec-tiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the "Registration Statement"; and the prospectus in the form first used to confirm sales of the Securities, whether or not filed with the Commission pursuant to Rule

424(b) under the Act, including all documents incorporated by reference therein, is hereinafter referred to as the "Prospectus."

    2.  Agreements to Sell and Purchase.  On the basis of the representations
        -------------------------------
and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the Underwriters the Company Shares, and the Selling Stockholders agree to sell to the Underwriters the Stockholder Shares. The Underwriters agree, severally and not jointly, to purchase from the Sellers Securities in the respective principal amounts set forth opposite their names on Schedule A hereto at a purchase price equal to $___ per share (the "Purchase Price").

    On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the Underwriters the Additional Shares and the Underwriters shall have the right to purchase, severally and not jointly, up to 450,000 Additional Shares from the Company at the Purchase Price. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Company Shares. The Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Company within 30 days after the date of this Agreement. The Representatives shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day
(i) no earlier than the Closing Date (as hereinafter defined), (ii) no later than five business days after such notice has been given and (iii) no earlier than two business days after such notice has been given. If any Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) which bears the same proportion to the total number of Additional Shares to be purchased from the Company as the number of Securities set forth opposite the name of such Underwriter in Schedule A bears to the total number of Company Shares and Stockholder Shares.

    The Sellers hereby agree, severally and not jointly, and the Company shall, concurrently with the execution of this Agreement, deliver an agreement executed by (i) each of the directors and officers of the Company who is not a Selling Stockholder and (ii) each stockholder listed on Schedule B hereto, pursuant to which each such person agrees not to offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of any common stock of the Company or any securities convertible into or exercisable or exchangeable for such common stock or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any such common stock, except to the Underwriters pursuant to this Agreement, for a period of ___ days after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Notwithstanding the foregoing, during such period (i) the Company may grant stock options pursuant to the Company's existing stock option plan and (ii) the Company may issue shares of its common stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof.

    3.  Delivery and Payment.  Delivery to you of and payment for the Company
        --------------------
Shares and the Stockholder Shares shall be made at 9:00 A.M., New York City time, on __________, 1995 (such time and date being referred to as the "Closing Date") at the offices of Latham & Watkins, 885 Third Avenue, New York, New York. The Closing Date and the location of delivery of the Company Shares and the Stockholder Shares may be varied by agreement among you and the Company.

    Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at such place as the Representatives shall designate at 9:00 A.M., New York

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
City time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 (an "Option Closing Date"). Any such Option Closing Date and the location of delivery of and the form of payment for such Additional Shares may be varied by agreement between the Representatives and the Company.

    The Securities in definitive form shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or an Option Closing Date, as the case may be, and shall be made available to you at the offices of DLJ (or at such other place as shall be acceptable to you) for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or an Option Closing Date, as the case may be. The Securities shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, with any transfer taxes payable upon initial issuance thereof duly paid by the Company, for your respective accounts, against payment of the Purchase Price by certified or official bank check or checks payable in New York Clearing House or similar next-day funds to the order of the Company.

    4.  Agreements of the Company.  The Company agrees with each of you that:
        -------------------------

    (a) The Company will, if necessary, file an amendment to the Registration Statement or a post-effective amendment to the Registration Statement, in each case as soon as practicable after the execution and delivery of this Agreement, and will use its best efforts to cause the Registration Statement or such post-effective amendment to become effective at the earliest possible time. The Company will comply fully and in a timely manner with the applicable provisions of Rule 424 and Rule 430A under the Act.

    (b) The Company will advise you promptly and, if requested by any of you, confirm such advice in writing, (i) when the Registration Statement has become effective, if and when the Prospectus is sent for filing pursuant to Rule 424 under the Act and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the receipt of any comments from the Commission or any state securities commission or regulatory authority that relate to the Registration Statement or requests by the Commission or any state securities commission or regulatory authority for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by the Commission or any state securities commission or other regulatory authority, and (iv) of the happening of any event during such period as in your reasonable judgment you are required to deliver a prospectus in connection with sales of the Securities by you which makes any statement of a material fact made in the Registration Statement untrue or which requires the making of any additions to or changes in the Registration Statement (as amended or supplemented from time to time) in order to make the statements therein not misleading or that makes any statement of a material fact made in the Prospectus (as amended or supplemented from time to time) untrue or which requires the making of any additions to or changes in the Prospectus (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of the Securities under any state securities or Blue Sky laws, and, if at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of the Securities under any state securities or Blue Sky laws, the Company shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

    (c) The Company will furnish to you without charge four signed copies (plus one additional signed copy to your legal counsel) of the Registration Statement as first filed with the Commission and of each amendment thereto, including all exhibits filed therewith, and will furnish to you such number of conformed copies of the Registration Statement as so filed and of each amendment thereto, without exhibits, as you may reasonably request.

    (d) The Company will not file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or make any amendment or supplement to the Prospectus, of which you shall not previously have been advised and provided a copy within two business days prior to the filing thereof (or such reasonable amount of time as is necessitated by the exigency of such amendment or supplement) or to which you shall reasonably object; and it will prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Securities by you, and will use its best efforts to cause the same to become effective as promptly as possible.

    (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period in your reasonable judgment as a prospectus is required to be delivered in connection with sales of the Secu-rities by you, the Company will furnish to each Underwriter and dealer without charge as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriters and dealers may reasonably request.

    (f) If during such period as in your reasonable judgment you are required to deliver a prospectus in connection with sales of the Securities by you any event shall occur as a result of which it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing as of the date the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, the Company will promptly prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not, in the light of the circumstances existing as of the date the Prospectus is so delivered, be misleading, and will comply with applicable law, and will furnish to each Underwriter and dealer without charge such number of copies thereof as such Underwriters and dealers may reasonably request.

    (g) The Company will timely complete all required filings and otherwise fully comply in a timely manner with all provisions of the Securities Exchange Act of 1934, as amended, including the rules and regulations thereunder (collectively, the "Exchange Act"), in connection with the registration, if any, of the Securities thereunder.

    (h) So long as any of the Securities are outstanding, the Company will mail to each of you without charge a copy of each report or other publicly available information required to be furnished to holders of the Securities by law at the same time as such reports or other information are required to be furnished to such holders.

    (i) Whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, the Company will pay and be responsible for all costs, expenses, fees and taxes in


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
  connection with or incident to (i) the printing, processing, filing, distribution and delivery under the Act of the Registration Statement, each preliminary prospectus, the Prospectus and all amendments or supplements thereto, (ii) the printing, processing, execution, distribution and delivery of this Agreement, any memoranda describing state securities or Blue Sky laws or foreign securities or Blue Sky laws and all other agreements, memoranda, correspondence and other documents printed, distributed and delivered in connection with the offering of the Securities, (iii) the registration with the Commission and the issuance and delivery of the Securities, (iv) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the jurisdictions referred to in [paragraph
  (m)] below and of Canada (including, in each case, the fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto and any filing fees in connection therewith),
  (v) furnishing such copies of the Registration Statement, Prospectus and preliminary prospectus, and all amendments and supplements to any of them, as may be reasonably requested by you, (vi) filing, registration and clearance with the NASD in connection with the offering of the Securities (including the fees and disbursements of counsel relating thereto), (vii) the listing of the Securities, if any, on a stock exchange or automated quotation system,
  (viii) the rating of the Securities by investment rating agencies, (ix) any "qualified independent underwriter" as required by Schedule E of the Bylaws of the NASD (including fees and disbursements of counsel for such qualified independent underwriter) and (x) the performance by the Company of its other obligations under this Agreement, including (without limitation) the fees of the Trustee, the cost of its personnel and other internal costs, the cost of printing and engraving the certificates representing the Securities, and all expenses and taxes incident to the sale and delivery of the Securities to you.

    (j) The Company will use the proceeds from the sale of the Securities in the manner described in the Prospectus under the caption "Use of Proceeds."

    (k) The Company will use its best efforts to do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and to satisfy all conditions precedent on its part to the delivery of the Securities.

    (l) Prior to any public offering of the Securities, the Company will cooperate with you and your counsel in connection with the registration or qualification of the Securities for offer and sale by you under the state securities or Blue Sky laws of such jurisdiction as you may request (provided, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to take any action that would subject it to general consent to service of process in any jurisdiction in which it is not now so subject). The Company will continue such qualification in effect so long as required by law for distribution of the Securities.

    (m) The Company will mail and make generally available to its security holders as soon as reasonably practicable a consolidated earning statement covering a period of at least twelve months beginning after the "effective date" (as defined in Rule 158 under the Act) of the Registration Statement (but in no event commencing later than 90 days after such effective date) which shall satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder, and to advise you in writing when such statement has been so made available.

    5.  Representations and Warranties of the Company.  The Company represents
        ---------------------------------------------
and warrants to each of you  that:

    (a) When the Registration Statement becomes effective, including at the date of any post-effective amendment, at the date of the Prospectus (if different) and at the Closing Date, the Registration Statement will comply in all material respects with the provisions of the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus and any supplements or amendments thereto will not at the date of the Prospectus, at the date of any such supplements or amendments and at the Closing Date contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Registration Statement or the Prospectus (or any supplement or amendment to them) made in reliance upon and in conformity with information relating to you furnished to the Company in writing by you expressly for use therein. The Company acknowledges for all purposes under this Agreement that the statements set forth in the last paragraph on the cover page and in the second paragraph below the table under the caption "Underwriting" in the Prospectus (or any amendment or supplement) constitute the only written information furnished to the Company by any Underwriter expressly for use in the Registration Statement or the Prospectus (or any amendment or supplement to them). No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not described or filed as required.

    (b) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act.

    (c) The Company and each of its subsidiaries (each, a "Subsidiary" and, collectively, the "Subsidiaries") is a duly organized and validly existing corporation in good standing under the laws of its jurisdiction of incorporation, has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is currently being conducted, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, singly or in the aggregate, have a material adverse effect on the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and the Subsidiaries taken as a whole (a "Material Adverse Effect").

    (d) The Company has full power and authority to execute, deliver and perform this Agreement and to authorize, issue, sell and deliver the Company Shares and the Additional Shares as contemplated by this Agreement.

    (e) This Agreement has been duly authorized and validly executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms (assuming the due execution and delivery hereof by you).

    (f) All the outstanding shares of capital stock of the Company (including the Stockholder Shares to be sold by the Selling Stockholders) have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; and the Company Shares and the Additional Shares, if any, to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Company Shares and the Additional Shares, if any, will not be subject to any preemptive or similar rights.

    (g) The authorized capital stock of the Company, including the Securities, conforms to the description thereof contained in the Prospectus.

    (h) All of the issued and outstanding shares of capital stock of, or other ownership interests in, each Subsidiary have been duly and validly authorized and issued, and all of the shares of capital stock of, or other ownership interests in, each Subsidiary are owned, directly or through Subsidiaries, by the Company. All such shares of capital stock are fully paid and nonassessable, and are owned free and clear of any security interest, mortgage, pledge, claim, lien or encumbrance (each, a "Lien"). There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, any Subsidiary.

    (i) Neither the Company nor any of the Subsidiaries is in violation of its respective charter or bylaws or in default in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them is bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject.

    (j) The execution and delivery of this Agreement by the Company, the issuance and sale of the Securities, the performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not conflict with or result in a breach or violation of any of the respective charters or bylaws of the Company or any of the Subsidiaries or any of the terms or provisions of, or constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a Lien with respect to, any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them is bound, or to which any properties of the Company or any of the Subsidiaries is or may be subject, or contravene any order of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties, or violate or conflict with any statute, rule or regulation or administrative or court decree applicable to the Company or any of the Subsidiaries or any of their respective properties.

    (k) There is no action, suit or proceeding before or by any court or arbitrator or governmental agency, body or official, domestic or foreign, pending against or affecting the Company or any of the Subsidiaries, or any of their respective properties, which is required to be disclosed in the Registration Statement or the Prospectus, or which might result, singly or in the aggregate, in a Material Adverse Effect or which might materially and adversely affect the consummation of this Agreement or the transactions contemplated hereby, and to the best of the Company's knowledge, no such proceedings are contemplated or threatened.

    (l) No action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Securities, suspends the effectiveness of the Registration Statement, prevents or suspends the use of any preliminary prospectus or suspends the sale of the Securities in any jurisdiction referred to in Section 4(l) hereof; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued with respect to the Company or any of the Subsidiaries which


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
  would prevent or suspend the issuance or sale of the Securities, the effectiveness of the Registration Statement, or the use of any preliminary prospectus in any jurisdiction referred to in Section 4(l) hereof; and every request of the Commission or any securities authority or agency of any jurisdiction for additional information (to be included in the Registration Statement or the Prospectus or otherwise) has been complied with in all material respects.

    (m) Neither the Company nor any of the Subsidiaries has violated any environmental, safety or similar law or regulation applicable to its business relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permits, licenses or other approvals required of them under applicable Environmental Laws or is violating any terms and conditions of any such permit, license or approval, nor has the Company or any of the Subsidiaries violated any federal, state or local law relating to discrimination in the hiring, promotion or pay of employees prior to any applicable wage or hour laws, nor any provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder, nor has the Company or any of the Subsidiaries engaged in any unfair labor practice, which in each case might result, singly or in the aggregate, in a Material Adverse Effect. There is (i) no significant unfair labor practice complaint pending against the Company or any of the Subsidiaries or, to the best knowledge of the Company, threatened against any of them before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of the Subsidiaries or, to the best knowledge of the Company, threatened against any of them, (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any of its Subsidiaries or, to the best knowledge of the Company, threatened against the Company or any of the Subsidiaries and (iii) to the best knowledge of the Company, no union representation question existing with respect to the employees of the Company or any of the Subsidiaries and, to the best knowledge of the company, no union organizing activities are taking place, except (with respect to any matter specified in clause (i), (ii) or (iii) above, singly or in the aggregate) such as could not have a Material Adverse Effect.

    (n) Except as would not result, singly or in the aggregate, in a Material Adverse Effect, the Company and each of the Subsidiaries has good and marketable title, free and clear of all Liens (except Liens for taxes not yet due and payable), to all property and assets reflected in the Company's consolidated financial statements at and for the nine months ended September 30, 1994.

    (o) The firms of accountants that have certified the applicable consolidated financial statements and supporting schedules of the Company, Star Gas Corporation ("Star Gas") and DeBlois Oil Company ("DeBlois") filed with the Commission as part of, and incorporated by reference in, the Registration Statement and the Prospectus are independent public accountants with respect to the Company and the Subsidiaries, Star Gas or DeBlois, as the case may be, as required by the Act. The consolidated historical and pro forma financial statements, together with related schedules and notes, set forth and incorporated by reference in the Prospectus and the Registration Statement comply as to form in all material respects with the requirements of the Act. Such historical financial statements fairly present the consolidated financial position of the Company and the Subsidiaries, Star Gas or DeBlois, as the case may be, at the respective dates indicated and the results of their operations and their cash flows for the respective periods indicated, in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout such periods. Such pro forma financial statements have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis


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
  and present fairly the historical and proposed transactions contemplated by the Prospectus and this Agreement. The other financial and statistical information and data included and incorporated by reference in the Prospectus and in the Registration Statement, historical and pro forma, are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

    (p) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and up to the Closing Date, neither the Company nor any of the Subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material to the Company and the Subsidiaries taken as a whole, nor entered into any transaction not in the ordinary course of business and there has not been, singly or in the aggregate, any material adverse change, or any development which may reasonably be expected to involve a material adverse change, in the properties, business, results of operations, condition (financial or other-wise), affairs or prospects of the Company and the Subsidiaries taken as a whole (a "Material Adverse Change").

    (q) All tax returns required to be filed by the Company or any of the Subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest.

    (r) No authorization, approval or consent or order of, or filing with, any court or governmental body or agency is necessary in connection with the transactions contemplated by this Agreement, except such as may be required by the NASD or state securities or Blue Sky laws or regulations or have been obtained and made under the Act and the TIA. Neither the Company nor any of its affiliates is presently doing business with the government or Cuba or with any person or affiliate located in Cuba.

    (s) (i) Each of the Company and the Subsidiaries has all certificates, consents, exemptions, orders, permits, licenses, authorizations, or other approvals (each, an "Authorization") of and from, and has made all declara-tions and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, necessary or required to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not, singly or in the aggregate, have a Material Adverse Effect, (ii) all such Authorizations are valid and in full force and effect and (iii) the Company and the Subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto.

    (t) Neither the Company nor any of the Subsidiaries is (a) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended, or (b) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

    (u) No holder of any security of the Company has or will have any right to require the registration of such security by virtue of any transaction contemplated by this Agreement.

    (v) The Company and the Subsidiaries possess all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Intellectual Property") presently employed by them in connection with the businesses now operated by them, and neither the Company nor any of the Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to the foregoing. The use of such Intellectual Property in connection with the business and operations of the Company and the Subsidiaries does not, to the Company's knowledge, infringe on the rights of any person.

    (w) The Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that
  (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

    (x) The Company has not (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the initial filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

    (y) The Company and each Subsidiary maintains insurance covering their properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and its Subsidiaries and their businesses. Neither the Company nor any Subsidiary has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

    (z) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

    6.  Representations and Warranties of the Selling Stockholders.  Each
        ----------------------------------------------------------
Selling Stockholder severally represents and warrants to each Underwriter that:

    (a) Such Selling Stockholder is the lawful owner of the Stockholder Shares to be sold by such Selling Stockholder pursuant to this Agreement and has, and on the Closing Date (and Option Closing Date, if applicable) will have, good and clear title to such Stockholder Shares, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

    (b) Upon delivery of and payment for such Stockholder Shares pursuant to this Agreement, good and clear title to such Stockholder Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

    (c) Such Selling Stockholder has, and on the Closing Date will have, full legal right, power and authority to enter into this Agreement and the Custody Agreement between the Selling Stockholders and __________________________________, as Custodian (the "Custody Agreement") and
  to sell, assign, transfer and deliver such Stockholder Shares in the manner provided herein and therein, and this Agreement and the Custody Agreement have been duly authorized, executed and delivered by such Selling Stockholder and each of this Agreement and the Custody Agreement is a valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by applicable law.

    (d) The power of attorney signed by such Selling Stockholder appointing _________________ and ________________, or either one of them, as his attorney-in-fact to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statement and the Custody Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding instrument of such Selling Stockholder enforceable in accordance with its terms, and, pursuant to such power of attorney, such Selling Stockholder has authorized _________________ and ________________, or either one of them, to execute and deliver on his behalf this Agreement and any other document necessary or desirable in connection with transactions contemplated hereby and to deliver the Stockholder Shares to be sold by such Selling Stockholder pursuant to this Agreement.

    (e) Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Stockholder Shares pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Act, the Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Stockholder Shares.

    (f) The execution, delivery and performance of this Agreement by such Selling Stockholder, compliance by such Selling Stockholder with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act, state securities laws or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, organizational documents of such Selling Stockholder, if not an individual, or any agreement, indenture or other instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or property of such Selling Stockholder is bound, or violate or conflict with any laws, administrative regulation or ruling or court decree applicable to such Selling Stockholder or property of such Selling Stockholder.

      (g) Such parts of the Registration Statement under the caption "Principal and Selling Stockholders" which specifically relate to such Selling Stockholder do not, and will not on the Closing Date (and any Option Closing Date, if applicable), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which they were made, not misleading.

    (h) At any time during the period described in paragraph 4(e) hereof, if there is any change in the information referred to in paragraph 6(g) above, the Selling Stockholders will immediately notify you of such change.

    7.  Indemnification.
        ---------------

    (a) The Company and each Selling Stockholder, jointly and severally, agrees to indemnify and hold harmless (i) each of the Underwriters, (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any of the Underwriters (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person"), and (iii) the respective officers, directors, partners, employees, representatives and agents of any of the Underwriters or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Person") to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or the Prospectus (including any amendment or supplement thereto) or any preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Underwriters furnished in writing to the Company by such Underwriter expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus. The Company shall notify you promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involves the Company or an Indemnified Person. Notwithstanding the foregoing, the aggregate liability of any Selling Stockholder pursuant to the provisions of this paragraph shall be limited to an amount equal to the aggregate purchase price received by such Selling Stockholder from the sale of such Selling Stockholder's Stockholder Shares hereunder.

    (b) In case any action or proceeding (including any governmental investigation) shall be brought or asserted against any of the Indemnified Persons with respect to which indemnity may be sought against the Company and the Selling Stockholders, such Underwriter (or the Underwriter controlled by such controlling person) shall promptly notify the Company and the Selling Stockholders in writing (provided, that the failure to give such notice shall not relieve the Company of its obligations pursuant to this Agreement) and the Company and the Selling Stockholders shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such

  Indemnified Persons and payment of all fees and expenses. Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriters or such controlling person unless (i) the employment of such counsel has been specifically authorized in writing by the Company, (ii) the Company and the Selling Stockholders shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company or any Selling Stockholder, as the case may be, and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Selling Stockholders, as the case may be (in which case the Company and the Selling Stockholders shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person). The Company and the Selling Stockholders shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Persons, which firm shall be designated by the Underwriters. A Seller shall be liable for any settlement of any such action or proceeding effected with such Seller's prior written consent, which consent will not be unreasonably withheld, and such Seller agrees to indemnify and hold harmless any Indemnified Person from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of such Seller. No indemnifying party shall, without the prior written consent of each Indemnified Person, settle or compromise or consent to the entry of Judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all liability arising out of such action, claim, litigation or proceeding.

    (c) Each of the Underwriters agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, any person controlling the Company (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act), the officers, directors, partners, employees, representatives and agents of each such person, each Selling Stockholder and each person, if any, controlling such Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Sellers to each of the Indemnified Persons, but only with respect to claims and actions based on information relating to such Underwriter furnished in writing by such Underwriter expressly for use in the Registration Statement or the Prospectus.

    (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other hand from the offering of the Securities or
  (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying parties and the indemnified party, as well as any other relevant equitable considerations. The relative benefits received by the Sellers, on the one hand, and any of the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Sellers bear to the total underwriting discounts and commissions received by such Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Sellers and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity and contribution obligations of the Company set forth herein shall be in addition to any li-ability or obligation the Company may otherwise have to any Indemnified Person.

    The Sellers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, none of the Underwriters (or their related Indemnified Persons) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total underwriting discount applicable to the Securities purchased by such Underwriter exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective principal amount of Securities purchased by each of the Underwriters hereunder and not joint.

    (e) Each Seller hereby designates [NAME OF COMPANY], [ADDRESS OF COMPANY], (a Delaware corporation) as its authorized agent, upon which process may be served in any action, suit or proceeding which may be instituted in any state or federal court in the State of New York by any Underwriter or person controlling an Underwriter asserting a claim for indemnification or contribution under or pursuant to this Section 7, and each Seller will accept the jurisdiction of such court in such action, and waives, to the fullest extent permitted by applicable law, any defense based upon lack of personal jurisdiction or venue. A copy of any such process shall be sent or given to such Seller, at the address for notices specified in Section 12 hereof.

    8.  Conditions of Underwriters' Obligations.  The several obligations of the
        ---------------------------------------
Underwriters to purchase the Securities under this Agreement are subject to the satisfaction of each of the following conditions:

    (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date. The Company shall have performed or complied with all of its obligations and agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

    (b) (i) The Registration Statement shall have become effective (or, if a post-effective amendment is required to be filed pursuant to Rule 430A promulgated under the Act, such post-effective amendment shall have become effective) not later than 10:00 A.M., New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, (ii) at the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission and every request for additional information on the part of the Commission shall have been complied with in all material respects and
  (iii) no stop order suspending the sale of the Securities in any jurisdiction referred to in Section 4(l) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

    (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Securities; and no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Securities.

    (d) (i) Since the date hereof or since the dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any Material Adverse Change, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material change in the capital stock or long-term debt, or material increase in short-term debt, of the Company or any of the Subsidiaries and (iii) the Company and the Subsidiaries shall have no liability or obligation, direct or contingent, that is material to the Company and the Subsidiaries taken as a whole and is required to be disclosed on a balance sheet in accordance with GAAP and is not disclosed on the latest balance sheet included in the Registration Statement and the Prospectus.

    (e) You shall have received a certificate of the Company, dated the Closing Date, executed on behalf of the Company by the President or any Vice President and a principal financial or accounting officer of the Company confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 8.

    (f) All the representations and warranties of the Selling Stockholders contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date and you shall have received a certificate to such effect, dated the Closing Date, from each Selling Stockholder.

    (g) On the Closing Date, you shall have received:

      (1) an opinion (satisfactory to you and your counsel), dated the Closing Date, of Phillips, Nizer, Benjamin, Krim & Ballon, counsel for the Company, to the effect that:

        (i) the Company and each of the Subsidiaries is a duly organized and validly existing corporation in good standing under the laws of its jurisdiction of incorporation, has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect;

       (ii) the Company has full power and authority to execute, deliver and perform this Agreement and to authorize, issue, sell and deliver the Company Shares and the Additional Shares as contemplated by this Agreement;

      (iii) each of the Selling Stockholders has full power and authority to execute, deliver and perform this Agreement and to sell and deliver the Stockholder Shares as contemplated by this Agreement;

       (iv) this Agreement has been duly authorized and validly executed and delivered by the Company and each of the Selling Stockholders;

        (v) all of the outstanding shares of capital stock of the Company (including the Stockholder Shares to be sold by the Selling Stockholders) have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

       (vi) the Company Shares and the Additional Shares, if any, to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Company Shares and Additional Shares, if any, will not be subject to any preemptive or similar rights;

      (vii) the authorized capital stock of the Company, including the Securities, conforms in all material respects to the description thereof contained in the Prospectus;

     (viii) all of the issued and outstanding shares of capital stock of, or other ownership interests in, each Subsidiary have been duly and validly authorized and issued, and the shares of capital stock of, or other ownership interests in, each Subsidiary are owned, directly or through Subsidiaries, by the Company, are fully paid and nonassessable, and are to such counsel's knowledge (after due inquiry) owned free and clear of any Lien;

       (ix) to such counsel's knowledge (after due inquiry) there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, any Subsidiary;

        (x) neither the Company nor any of the Subsidiaries is (a) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended, or
      (b) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

       (xi) the descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and such counsel does not know of any legal or governmental proceedings required to be described in the

      Registration Statement or Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements, notes or schedules or other financial data included therein;

      (xii) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period re-quired by Rule 424(b); and to the knowledge of such counsel (after due inquiry) no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings therefor have been instituted or are pending or contemplated under the Act;

     (xiii) no authorization, approval, consent or order of, or filing with, any court or governmental body or agency is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained and made under the Act or such as may be required under state securities or Blue Sky laws or regulations or by the NASD; the execution and delivery of this Agreement, the issuance and sale of the Securities, the performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not conflict with or result in a breach or violation of any of the respective charters or bylaws of the Company or any of the Subsidiaries or any of the terms or provisions of, or constitute a default of or violate or conflict with, any statute, rule or regulation or administrative or court decree applicable to the Company, any of the Subsidiaries, any Selling Stockholder or any of their respective properties, or any agreement or instrument known to such counsel (after due inquiry) as being material to the Company, the Subsidiaries or the Selling Stockholders to which the Company, any of the Subsidiaries or any Selling Stockholders is a party or by which any of them is bound, or to which any of the properties of the Company, any of the Subsidiaries or any Selling Stockholder is subject, or contravene any order known to such counsel (after due inquiry) of any court or governmental agency or body having jurisdiction over the Company, any of the Subsidiaries, any Selling Stockholder or any of their properties;

      (xiv) at the time it became effective and on the Closing Date, the Registration Statement (except for financial statements, the notes thereto and related schedules and other financial data included therein, as to which no opinion need be expressed) complied as to form in all material respects with the Act;

       (xv) to the knowledge of such counsel (after due inquiry), neither the Company nor any of the subsidiaries is in violation of its respective charter or bylaws or in default in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them is bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject;

      (xvi) the execution and delivery of this Agreement by the Company and each Selling Stockholder, the issuance and sale of the Securities, the performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not conflict with or result in a breach or violation of any of the respective charters or bylaws of the Company or any of the Subsidiaries or any of the terms or provisions of, or constitute a default or cause an acceleration of any obligation under or result in the imposition or creation of (or the obligation to create or impose) a Lien with respect to, any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other agreement or instrument known to such counsel (after due inquiry) to which the Company, any of the Subsidiaries or any Selling Stockholder is a party or by which it or any of them is bound, or to which any properties of the Company, any of the Subsidiaries or any Selling Stockholder is or may be subject, or contravene any order of any court or governmental agency or body having jurisdiction over the Company, any of the Subsidiaries or any Selling Stockholder or any of their respective properties, or violate or conflict with any statute, rule or regulation or administrative or court decree applicable to the Company, any of the Subsidiaries, any Selling Stockholder or any of their respective properties;

     (xvii) the Custody Agreement has been duly authorized, executed and delivered by each Selling Stockholder and is a valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms;

    (xviii) each Selling Stockholder has full legal right, power and authority, and any approval required by law (other than any approval imposed by the applicable state securities and Blue Sky laws) to sell, assign, transfer and deliver the Stockholder Shares to be sold by him in the manner provided in this Agreement and the Custody Agreement;

       (xix) each Selling Stockholder has good and clear title to the certificates for the Stockholder Shares to be sold by him and upon delivery thereof, pursuant hereto and payment therefor, good and clear title will pass to the Underwriters, severally, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever; and

        (xx) the power of attorney signed by each Selling Stockholder appointing _________________ and ___________, or either of them, as his attorney-in-fact to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statement has been duly authorized, executed and delivered by or on behalf of each Selling Stockholder and is a valid and binding instrument of such Selling Stockholder enforceable in accordance with its terms, and pursuant to such power of attorney, each of the Selling Stockholders has authorized _________________ and ________________, or either of them, to execute and deliver on their behalf this Agreement and any other document necessary or desirable in connection with transactions contemplated hereby and to deliver the Stockholder Shares to be sold by them pursuant to this Agreement.

    The opinion of Phillips, Nizer, Benjamin, Krim & Ballon shall be rendered to you at the request of the Company and shall so state therein. Phillips, Nizer, Benjamin, Krim & Ballon may rely on the opinion of Dorsey & Whitney as to certain matters of Minnesota law.

      (2) In giving their opinion required by subsection (g)(1) of this Section 8, Phillips, Nizer, Benjamin, Krim & Ballon shall additionally state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, your representatives and your counsel in connection with the preparation of the Registration Statement and Prospectus and has considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements (except as indicated above); and such counsel advises you that, on the basis of the foregoing, no facts came to such counsel's attention that caused such counsel to believe that the Registration Statement (as amended or supplemented, if applicable), at the time such Registration Statement or any post-effective amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or the Prospectus (as amended or supplemented), as of its date and the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

    (h) You shall have received an opinion, dated the Closing Date, of Latham & Watkins, counsel for the Underwriters, in form and substance reasonably satisfactory to you.

    (i) You shall have received letters on and as of the date hereof and as on and as of the Closing Date (in the latter case constituting an affirmation of the statements set forth in the former), in form and substance satisfactory to you, from each of KPMG Peat Marwick, Ernst & Young and Sansiveri, Ryan, Sullivan & Co., independent auditors, with respect to the financial statements and certain financial information contained and incorporated by reference in the Registration Statement and the Prospectus.

    (j) Latham & Watkins shall have been furnished with such documents and opinions, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

    (k) Prior to the Closing Date, the Sellers shall have furnished to you such further information, certificates and documents as you may reasonably request.

    9.  Defaults.  If on the Closing Date or an Option Closing Date, as the case
        --------
may be, any of the Underwriters shall fail or refuse to purchase Securities which it has agreed to purchase hereunder on such date, and the aggregate principal amount of such Securities that such defaulting Underwriter(s) agreed but failed or refused to purchase does not exceed 10% of the total principal amount of such Securities that all of the Underwriters are obligated to purchase on such Closing Date or Option Closing Date, as the case may be, each non-defaulting Underwriter shall be obligated severally, in the proportion which the aggregate principal amount of such Securities set forth opposite its name in Schedule A bears to the total aggregate principal amount of Securities which all the non-defaulting Underwriters have agreed to purchase on the Closing Date, or in such other proportion as you may specify, to purchase such Securities which such defaulting Underwriter(s) agreed but failed or refused to purchase on such date. If, on the Closing Date or an Option Closing Date, as the case may be, any of the Underwriters shall fail or refuse to purchase Securities in an aggregate principal amount that exceeds 10% of such total principal amount of the Securities and arrangements satisfactory to the other Underwriter(s) and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Underwriter(s) or the Company, except as otherwise provided in Section 11. In any such case that does not result in termination of this Agreement, the Underwriters or the Company may postpone the Closing Date or the applicable Option Closing Date, as the case may be, for not longer than seven days in order that the required changes, if any, in the

Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve a defaulting Underwriter from liability in respect of any default by any such Underwriter under this Agreement.

    10. Agreements of the Selling Stockholders.  Each Selling Stockholder
        --------------------------------------
severally agrees with you and the Company:

    (a) To pay or to cause to be paid all transfer taxes with respect to the Stockholder Shares to be sold by such Selling Stockholder; and

    (b) To take all reasonable actions in cooperation with the Company and the Underwriters to cause the Registration Statement to become effective at the earliest possible time, to do and perform all things to be done and performed under this Agreement prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Stockholder Shares pursuant to this Agreement.

    11. Effective Date of Agreement and Termination.
        -------------------------------------------

    (a) This Agreement shall become effective upon the later of (i) the execution and delivery of this Agreement by the parties hereto, (ii) the effectiveness of the Registration Statement and (iii) if a post-effective amendment is required to be filed pursuant to Rule 430A under the Act, the effectiveness of such post-effective amendment.

    (b) This Agreement may be terminated at any time on or prior to the Closing Date by you by notice to the Sellers if any of the following has occurred: (i) subsequent to the date the Registration Statement is declared effective or the date of this Agreement, any Material Adverse Change which, in the judgment of any Underwriter, materially impairs the investment quality of the Securities;
(ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or material adverse change in economic conditions or in the financial markets of the United States or elsewhere, or any other substantial national or international calamity or emergency, if the effect of such outbreak, escalation, calamity, crisis, emergency or change in the economic conditions or in the financial markets of the United States or elsewhere would, in the judgment of any Underwriter, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities on the terms and in the manner contemplated in the Prospectus; (iii) any suspension or limitation of trading generally in securities on the New York Stock Exchange or in the over-the-counter markets or any setting of minimum prices for trading on such exchange or markets; (iv) any declaration of a general banking moratorium by either federal or New York authorities; (v) the taking of any action by any federal, state or local government or agency in re-spect of its monetary or fiscal affairs that in your judgment has a material adverse effect on the financial markets in the United States and would, in your judgment, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities; (vi) the enactment, publication, decree, or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which, in your judgment, materially and adversely affect the business or operations of the Company or any Subsidiary; or (vii) any securities of the Company or any of the Subsidiaries shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally statistical rating organization, provided, that in the case of such "watch list" placement, termination shall be permitted only if such placement would, in the judgment of any Underwriter, make it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities or materially impair the investment quality of the Securities.

    (c) The respective indemnities and contribution provisions of the Selling Stockholders, the Company, its officers and directors and of the Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless, of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the Underwriters or by or on behalf of the Sellers, the officers or directors of the Company or any controlling person of the Company, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

    (d) If this Agreement shall be terminated by the Underwriters pursuant to clauses (i) or (vii) of paragraph (b) of this Section 11 or because of the failure or refusal on the part of the Sellers to comply with the terms or to fulfill any of the conditions of this Agreement, the Sellers agree to reimburse you for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by you. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 4(i) hereof.

    (e) Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Sellers, the Underwriters, any Indemnified Person referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement.
The terms "successors and assigns" shall not include a purchaser of any of the Securities from any of the Underwriters merely because of such purchase.

    12. Notices.  Notices given pursuant to any provision of this Agreement
        -------
shall be addressed as follows: (a) if to the Company, to Petroleum Heat and Power Co., Inc., 2187 Atlantic Street, Stamford, Connecticut 06904, Attention:
Irik P. Sevin, with a copy to Phillips, Nizer, Benjamin, Krim & Ballon, 31 West 52nd Street, New York, New York 10019, Attention: Alan Shapiro, (b) if to the Selling Stockholders to [Name of Attorney-in-Fact] c/o [Address] and (c) if to any Underwriter, to it c/o Donaldson, Lufkin & Jenrette Securities Corporation, 140 Broadway, New York, New York 10005, Attention: Syndicate Department, with a copy to Latham & Watkins, 885 Third Avenue, New York, New York 10022, Attention:
Beth R. Neckman, or in any case to such other address as the person to be notified may have requested in writing.

    13. Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
        -------------
ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.

    This Agreement may be signed in various counterparts which together shall constitute one and the same instrument. Please confirm that the foregoing correctly sets forth the agreement among the Company and the several Underwriters.

                         Very truly yours,

                         PETROLEUM HEAT AND POWER CO., INC.


                         By:
                               -------------------------------------------------
                               Name:
                               Title:

                         THE SELLING STOCKHOLDERS NAMED IN SCHEDULE B HERETO.


                         By:
                               -------------------------------------------------
                               Name:
                               Attorney-in-Fact


The foregoing Underwriting Agreement
is hereby confirmed and accepted
as of the date first above written.

The undersigned are acting severally
on behalf of themselves and the several
Underwriters named in Schedule A hereto.

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION


By:
    ------------------------
    Name:
    Title:


BEAR, STEARNS & CO. INC.


By:
    ------------------------
    Name:
    Title:


PAINEWEBBER INCORPORATED


By:
    ------------------------
    Name:
    Title:

                                   SCHEDULE A


  Underwriter                                                   Number of Shares
  -----------                                                   ----------------
Donaldson, Lufkin & Jenrette
  Securities Corporation  . . . . . . . . . . . . . . . . . . . . .  __________
Bear, Stearns & Co. Inc.  . . . . . . . . . . . . . . . . . . . . .  __________
PaineWebber Incorporated  . . . . . . . . . . . . . . . . . . . . .  __________
[Others]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  __________
          Total   . . . . . . . . . . . . . . . . . . . . . . . . . . 3,000,000
                                                                      ==========

                                   SCHEDULE B

Selling Stockholders
- --------------------

[To Be Completed]




                                       24